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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 7, 1996


                              GALEY & LORD, INC.
            (Exact name of registrant as specified in its charter)

                DELAWARE                                     56-1593207
     (State or other jurisdiction of                       (IRS Employer
     incorporation or organization)                      Identification No.)

980 Avenue of the Americas
New York, New York                                10018
(Address of principal executive offices)        Zip Code

                                 212/465-3000
              Registrant's telephone number, including area code

                                Not Applicable
   Former name, former address and former fiscal year, if changed since last report.

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Item 5.        Other Events.

Incorporated by reference herein and attached as an exhibit hereto is the press release of Galey & Lord, Inc. (the "Company") dated June 7, 1996, announcing that the Company's newly formed subsidiary, G&L Service Company, North America, Inc. has completed the previously announced purchase of Dimmit Industries, S.A. de C.V. from Farah Incorporated for approximately $22.5 million.

Exhibit

1.     Press Release of Galey & Lord, Inc., dated June 7, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Galey & Lord, Inc.
                                            ------------------
                                            (Registrant)





                                            /s/ Michael R. Harmon
                                            ---------------------
                                            Michael R. Harmon
                                            Executive Vice-President,
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer),
                                            Treasurer and Secretary



June 14, 1996
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    Date